UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

KALA BIO, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38150	27-0604595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1167 Massachusetts Avenue

Arlington, MA 02476

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 996-5252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On June 26, 2024, KALA BIO, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain institutional investors named therein (the “Purchasers”), pursuant to which the Company agreed to issue and sell, in a private placement, shares (the “Common Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”) and shares (the “Preferred Shares”, and together with the Common Shares, the “Placement Shares”) of Series H Convertible Non-Redeemable Preferred Stock, par value $0.001 per share, of the Company (the “Series H Preferred Stock”), for aggregate gross proceeds of approximately $12.5 million (collectively, the “Private Placement”).

Pursuant to the Securities Purchase Agreement, the Company has agreed to issue and sell to the Purchasers at the closing of the Private Placement (the “Closing”), (i) 1,197,314 Common Shares, at a price per Common Share equal to $5.85 and (ii) 9,393 Preferred Shares, at a price per Preferred Share equal to $585.00 (the “Preferred Stock Price”). The Closing is expected to take place on or about June 28, 2024, subject to the satisfaction of customary closing conditions.

Pursuant to the Securities Purchase Agreement, the Company has agreed that it will not without the prior approval of the requisite Purchasers issue or authorize the issuance of any equity security that is senior or pari passu to the Series H Preferred Stock with respect to liquidation preference as provided in the Certificate of Designations (as defined below in Item 5.03 of this Current Report on Form 8-K).

The Company has also agreed pursuant to the Securities Purchase Agreement to register for resale the Common Shares and the shares of Common Stock issuable upon conversion of the Preferred Shares (the “Conversion Shares”) issuable to certain Purchasers (the “Existing Purchasers”), upon demand by such Existing Purchasers, in accordance with the terms and conditions of the Registration Rights Agreement, dated March 2, 2023, by and among the Company and the Existing Purchasers.

Registration Rights Agreement

Also on June 26, 2024, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers other than the Existing Purchasers (the “Other Purchasers”), pursuant to which the Company agreed to register for resale the Other Purchasers’ Common Shares and Conversion Shares (collectively, the “Registrable Securities”). Under the Registration Rights Agreement, the Company has agreed to file a registration statement covering the resale by the Other Purchasers of their Registrable Securities no later than 30 days following the Closing (the “Filing Deadline”). The registration statement may also include the Common Shares and Conversion Shares issued or issuable to the Existing Purchasers and any other unregistered shares of Common Stock held by or issuable to the Existing Purchasers.

The Company has agreed to use commercially reasonable efforts to cause such registration statement to be declared effective, if not automatically effective upon filing, as soon as practicable, but no later than the 75th day after the Closing if the Securities and Exchange Commission (the “SEC”) does not review such registration statement (or the 105th day after the Closing if the SEC reviews such registration statement and has written comments to the registration statement) (the “Effectiveness Deadline”). The Company has also agreed to use commercially reasonable efforts to keep such registration statement effective until the earlier of (i) the date that all Registrable Securities covered by such registration statement have been sold or are eligible to be sold without restriction pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), including without any manner of sale or volume limitations, and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereof), and (ii) five years after the Closing. The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration of the Registrable Securities.

In the event (i) the registration statement has not been filed by the Filing Deadline, (ii) the registration statement is not automatically effective upon filing or not declared effective prior to the earlier of (a) five business days after the date on which the SEC informs the Company that no review of such registration statement will be made or that SEC has no further comments on such registration statement or (b) the Effectiveness Deadline, or (iii) after the registration statement has been declared effective by the SEC, sales cannot be made pursuant to the registration statement for any reason, subject to certain limited exceptions (each, an “Event”), then the Company has agreed to make pro rata payments to each Other Purchaser then holding Registrable Securities, as liquidated damages in an amount equal to 1.0% of the aggregate amount invested by each such Other Purchaser for the Registrable Securities then held by such Other Purchaser for the initial day of the Event and for each subsequent 30-day period (or pro rata for any portion thereof) thereafter during which such Event continues, subject to a specified cap set forth in the Registration Rights Agreement.

The Company has granted the Other Purchasers customary indemnification rights in connection with the registration statement. The Other Purchasers have also granted the Company customary indemnification rights in connection with the registration statement.

The Securities Purchase Agreement and Registration Rights Agreements contain customary representations, warranties and covenants by the Company. The representations, warranties and covenants contained in the Securities Purchase Agreement and the Registration Rights Agreement were made solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties.

The foregoing descriptions of the Securities Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Securities Purchase Agreement and the Registration Rights Agreement, copies of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K and the information contained in Item 5.03 of this Current Report on Form 8-K regarding the terms of conversion of Series H Preferred Stock are incorporated by reference into this Item 3.02. Based in part upon the representations of the Purchasers in the Securities Purchase Agreement, the offering and sale of the Placement Shares will be exempt from registration under Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated under the Securities Act, and corresponding provisions of state securities or “blue sky” laws. The sales of the Placement Shares by the Company in the Private Placement will not be registered under the Securities Act or any state securities laws and the Placement Shares may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the Placement Shares will not involve a public offering and will be made without general solicitation or general advertising. In the Securities Purchase Agreement, each Purchaser represented that it is an accredited investor, as such term is defined in Rule 501(a) of Regulation D under the Securities Act and that it is acquiring the Placement Shares for investment purposes only and not with a view to any resale, distribution or other disposition of the Placement Shares in violation of the United States federal securities laws.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certification of Designations

On June 26, 2024 (the “Filing Date”), the Company filed a Certificate of Designations, Preferences and Rights of Series H Convertible Non-Redeemable Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware with respect to the Series H Preferred Stock. The rights, preferences and privileges of the Series H Preferred Stock are set forth in the Certificate of Designations.

Each share of Series H Preferred Stock is initially convertible into 100 shares of Common Stock (subject to adjustment as provided in the Certificate of Designations) at any time at the option of the holder, provided that the holder will be prohibited, subject to certain exceptions, from converting its Series H Preferred Stock for shares of Common Stock to the extent that immediately prior to or following such conversion, the holder, together with its affiliates and other attribution parties, would own in excess of 9.99% of the total number of shares of Common Stock of the Company then issued and outstanding after giving effect to such conversion, which percentage may be changed at the holder’s election to a lower percentage at any time or to a higher percentage not to exceed 19.99% upon 61 days’ notice to the Company (collectively, the “Beneficial Ownership Limitation”).

The Series H Preferred Stock shall rank:

•	senior to all of the Common Stock;

•	senior to any class or series of capital stock of the Company created after the Filing Date specifically ranking by its terms junior to the Series H Preferred Stock (“Junior Securities”);

•	on parity with the Series E Convertible Non-Redeemable Preferred Stock, par value $0.001 per share, of the Company, the Series F Convertible Non-Redeemable Preferred Stock, par value $0.001 per share, of the Company, the Series G Convertible Non-Redeemable Preferred Stock, par value $0.001 per share, of the Company, and any other class or series of capital stock of the Company created after the Filing Date specifically ranking by its terms on parity with the Series H Preferred Stock (“Parity Securities”); and

•	junior to any class or series of capital stock of the Company created after the Filing Date specifically ranking by its terms senior to the Series H Preferred Stock (“Senior Securities”);

in each case, as to distributions of assets upon the Company’s liquidation, dissolution or winding up, whether voluntarily or involuntarily (each, a “Dissolution”).

In the event of a Dissolution, subject to any prior or superior rights of the holders of Senior Securities, holders of the Series H Preferred Stock will be entitled to receive, before any distributions to the holders of the Common Stock and the holders of Junior Securities and pari passu with any distributions to the holders of Parity Securities, an amount per share of Series H Preferred Stock equal to (i) the Preferred Stock Price (subject to adjustment in the event of any stock split, combination or reclassification), plus any dividends declared but unpaid thereon, or (ii) such amount per share as would have been payable had all shares of Series H Preferred Stock been converted into Common Stock (without regard to any restrictions on conversion, including the Beneficial Ownership Limitation) immediately prior to such Dissolution. Shares of Series H Preferred Stock will be entitled to receive dividends equal to (on an as-if-converted-to-Common Stock basis), and in the same form and manner as, dividends actually paid on shares of Common Stock. For the avoidance of any doubt, neither a change in control of the Company, the merger or consolidation of the Company with or into any other entity, nor the sale, lease, exchange or other disposition of all or substantially all of the Company’s assets shall, in and of itself, be deemed to constitute a Dissolution.

Shares of Series H Preferred Stock will generally have no voting rights, except to the extent provided by applicable law, and except that the consent of the holders of a majority of the outstanding Series H Preferred Stock will be required to waive any provisions of the Certificate of Designations.

The foregoing description of the rights, preferences and privileges of the Series H Preferred Stock does not purport to be complete and is qualified in its entirety by the full text of the Certificate of Designations, a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

Press Release

On June 27, 2024, the Company issued a press release announcing the Private Placement. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Cash Runway

The Company believes that, upon the consummation of the Closing, its cash and cash equivalents, including the proceeds of the Private Placement, together with the $9.1 million of remaining funding anticipated under the Company’s award from the California Institute for Regenerative Medicine (the “CIRM Award”) will enable it to fund its operations, lease and debt service obligations and capital expenditure requirements into the fourth quarter of 2025. The Company has based this estimate on assumptions that may prove to be wrong, and it could use its capital resources sooner than it currently expects.

Common Stock Outstanding

Upon the Closing of the Private Placement, the Company expects to have 4,458,909 shares of Common Stock outstanding, based on the 3,261,595 shares of Common Stock outstanding as of June 26, 2024 and after giving effect to the 1,197,314 shares of Common Stock to be issued and sold in the Private Placement.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. Any statements in this Current Report on Form 8-K about the Company’s future expectations, plans and prospects, including but not limited to statements about its expectations with respect to the expected closing of the Private Placement, the expected filing of a registration statement in connection with the Private Placement, the Company’s ability to achieve the specified milestones and obtain the full funding under the CIRM Award, the sufficiency of the Company’s existing cash resources for the period anticipated and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “likely,” “will,” “would,” “could,” “should,” “continue,” and similar expressions constitute forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: whether the conditions for the closing of the Private Placement will be satisfied; the Company’s ability to maintain its listing on The Nasdaq Capital Market; the Company’s ability to comply with the covenants under its outstanding loan agreement; and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, most recently filed Quarterly Report on Form 10-Q and other filings the Company makes with the SEC. These forward-looking statements represent the Company’s views as of the date of this Current Report on Form 8-K and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations, Preferences and Rights of Series H Convertible Non-Redeemable Preferred Stock of KALA BIO, Inc.
4.1	Form of Series H Preferred Stock Certificate
10.1	Securities Purchase Agreement, dated June 26, 2024, by and among KALA BIO, Inc. and the purchasers party thereto
10.2	Registration Rights Agreement, dated June 26, 2024, by and among KALA BIO, Inc. and the parties thereto
99.1	Press Release of KALA BIO, Inc. dated June 27, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALA BIO, INC.

Date: June 27, 2024	By:	/s/ Mary Reumuth
Mary Reumuth
Chief Financial Officer and Corporate Secretary